UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

    Date of report (Date of earliest event reported)  August 1, 2006

Heritage Oaks Bancorp

(Exact Name of Registrant as Specified in Its Charter)

California

(State or Other Jurisdiction of Incorporation)

000-05020	77-0388249
(Commission File Number)	(IRS Employer Identification No.)

545 12th Street, Paso Robles CA	93446
(Address of Principal Executive Offices)	(Zip Code)

(805) 239-5200

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS

Paso Robles, CA - August 1, 2006 — Heritage Oaks Bancorp (NASDAQ: HEOP), parent company of Heritage Oaks Bank, today, announced Lawrence P. Ward, President and CEO of Heritage Oaks, will attend the 2006 Honor Roll and 7th Annual Community Bank Investor Conference held by Keefe, Bruyette & Woods, Inc., on July 31, 2006 through August 2, 2006. Attached as exhibit 99.1 is a slide presentation that will be used by Mr. Ward at the conference.

ITEM 9.01 - FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits

99.1 Investor Presentation July 2006

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 1, 2006

Heritage Oaks Bancorp

By:	/s/ Margaret Torres
Margaret Torres
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Investor Presentation July 2006